EXHIBIT 1


                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of the Statement of Beneficial Ownership on Schedule 13D (and any further amendment filed by them) with respect to the common stock, par value $0.01 per share, of Manchester Technologies, Inc.

Dated:  April 26, 2005

                                          ELECTROGRAPH HOLDINGS, INC.


                                          By:  /s/ Frederick J. Iseman
                                               ------------------------
                                               Name:  Frederick J. Iseman
                                               Title: President



                                          ELECTROGRAPH INVESTMENT HOLDINGS, INC.


                                          By:  /s/ Frederick J. Iseman
                                               ------------------------
                                               Name:  Frederick J. Iseman
                                               Title: President



                                          CAXTON-ISEMAN (ELECTROGRAPH), L.P.

                                          By:  Golconda Holdings, Inc.
                                               its general partner

                                               By:  /s/ Frederick J. Iseman
                                                    ------------------------
                                                    Name:  Frederick J. Iseman
                                                    Title: President



                                          GOLCONDA HOLDINGS, INC.


                                          By:  /s/ Frederick J. Iseman
                                               ------------------------
                                               Name:  Frederick J. Iseman
                                               Title: President



                                          /s/ Frederick J. Iseman
                                          ------------------------------
                                          Frederick J. Iseman